Inventory and contracts in progress	12 Months Ended
Dec. 31, 2020
Inventory and contract in progress [abstract]
Disclosure of Inventories and contracts in progress [text block]
9	Inventories and contracts in progress

Inventories and contracts in progress include the following:

	As of December 31,
in 000€	2020	2019	2018
Raw materials	4,974	7,400	5,616
Work in progress	1,766	2,806	2,151
Finished goods	2,554	1,995	1,390
Contracts in progress	749	495	829
Total inventories and contracts in progress	10,043	12,696	9,986

The amount of the inventory written-off as an expense is K€567 (2019: K€526; 2018: K€229). The expenses are booked in Cost of Sales.

The Group has contracts in progress and advances from customers. The total costs incurred is K€490 and the profit recognized is K€259 as per December 31, 2020. Advances were received for the amount of K€146 with respect to contracts in progress per end of 2020 (2019: K€22; 2018: K€370).